Singularly Focused on HBV October 2019 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; the sufficiency of our cash and cash equivalents to extend into the second half of 2020; our ability to develop a curative regimen for HBV and unlock significant market growth opportunities; our expectations regarding the timing and clinical development of our product candidates; our expectation for AB-729 for preliminary results from our Phase I trial to be available in the first quarter of 2020; the timeline to a combination cure for HBV; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights

Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV)

Significant unmet medical need in **HBV**	Team with antiviral **expertise & proven track record**	Broad HBV **Portfolio**	**Financial** Position	Goal **Functional Cure**
Global HBV prevalence double that of HCV, potential for larger market opportunity	Applying knowledge gained from HIV and HCV success to find HBV cure through proprietary drug combinations	HBV assets generating pre clinical and clinical data	$95M cash at 6/30/19 excludes $20M gross proceeds received from Onpattro royalty monetization in July 2019 and $5.9M arbitration payment to UBC in Sept 2019 Cash runway into 2H 2020	Goal of functional cure through finite duration treatment with a combination of drugs with different modes of action

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | NA: Nucleoside Analogue

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Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD Successful track records President and CEO Chief Scientific Officer Chief Development Officer in both the discovery, development, and commercialization of multiple antivirals: sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh Chief Financial Officer EVP, General Counsel and Chief Business Officer Chief Compliance Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 –Nucleoside Analogue 2 –Capsid Inhibitor 3 –AB-729 3 –RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress Keys to Viral DNA & Antigens Therapeutic Block Replication . NA . Capsid Inhibitor . RNAi Success . RNA Destabilizer Block HBsAg . RNAi . RNA Destabilizer Suppress HBV DNA Address cccDNA and viral antigens . Capsid Inhibitor . cccDNA inhibitor Leading to an Reawaken host HBV CURE immune response Reactivate by HBsAg Reduction Therapeutic success will . RNAi require a combination . RNA Destabilizer of agents with Activate . PD-L1 antagonist complementary MOAs. . PegIFN Reawaken/Boost Host 2 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | PegIFN: Pegylated Interferon | HBsAg: HBV Surface Antigen 6

Arbutus HBV Pipeline



Phase I
Lead Op
Development
IND Enabling
Healthy Subjects
HBV Subjects
Phase II
HBV DNA Suppression
Capsid Inhibitors
AB-506
Development discontinued
3rd gen
HBsAg Reduction
RNAi
AB-729
HBV RNA Destabilizers
AB-452
2nd Gen
Immune Reawakening
PD-L1
1st gen
cccDNA
1st gen

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Reduce Capsid Viral DNA & Antigens Inhibitor: Blocking HBV HBV Replication Replication cccDNA Formation Driving HBV DNA to undetectable, in the serum and Reduced HBsAg in the liver is a key to therapeutic Immuno-modulation success in HBV Reawaken Immune Response NASDAQ: ABUS www.arbutusbio.com 8

AB-506 Arbutus Announces Decision to Discontinue Development of Capsid AB-506, an Oral Capsid Inhibitor for the Treatment of Chronic Hepatitis B Inhibitor William H. Collier, President and Chief Executive Officer of Arbutus, stated, “We have observed two cases of acute hepatitis in our Phase 1a 28-day clinical trial in healthy volunteers. Consequently, the clinical trial and further development of AB-506 have been stopped.” “The two subjects are experiencing resolution of their acute hepatitis. We will continue to follow them and the other study participants, as safety is our highest priority at Arbutus,” said Gaston Picchio, Ph.D. Chief Development Officer of Arbutus. “We intend to present results from the AB-506 Phase 1a/1b clinical trial along with further details Press Release regarding the two cases of acute hepatitis at an appropriate scientific meeting later in 2019.” Michael J. Sofia, Ph.D., Chief Scientific Officer of Arbutus, added, “While we are disappointed in these recent clinical findings, we have a number of oral follow-on capsid inhibitor compounds with distinct chemical scaffolds that we believe have the potential to contribute to the inhibition of HBV replication as part of a combination regimen. Our objective is to select one of several lead compounds for IND-enabling studies by December of this year.” NASDAQ: ABUS www.arbutusbio.com 9

Reduce/Suppress Driving Viral DNA & Antigens Down HBsAg Is A Key to HBV Replication HBsAg Therapeutic cccDNA Formation Success in HBV HBsAg is responsible for immune exhaustion Reduced HBsAg Replication inhibitors do not block HBsAg production Immunotherapy Reawaken/Boost Immune Response NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens . Potent HBsAg reduction in preclinical models Pan-genotypic activity across HBV genotypes Proprietary GalNAc-conjugate delivery technology provides Duration of HBsAg reduction supports once per month dosing liver targeting and enables subcutaneous dosing Demonstrated complementarity with capsid inhibitors Phase I initiated in July 2019; preliminary results expected Q1 2020 HBx sAg sAg Polymerase, Core Ag, e Ag, pgRNA NASDAQ: ABUS 11 www.arbutusbio.com

AB-729 In Vivo Single 4 Dose Response 3 Saline & Duration 1 mg/kg 2 3 mg/kg 9 mg/kg Clear dose response Mean (n=5) ± SD 1 in AAV mouse model (Log IU/mL) Serum HBsAg Serum Achieves maximum HBsAg reduction possible 0 in this model LLOQ -1 Duration supports 0 2 4 6 8 10 a clinical dosing frequency 1 dose Weeks After One SC Dose of once per month siRNA AB-729 also reduces HBV RNA, HBV DNA and e-antigen NASDAQ: ABUS 12 www.arbutusbio.com Lee, A., Et al, EASL 2019, Abstract FRI-184

Small Molecule HBV RNA Destabilizers HBV RNA reduction leads to interference in viral gene AAV mouse model expression, DNA replication, and virion assembly PO dosing Dose-dependent reduction in HBsAg HBsAg reduction correlates with reductions in liver HBV RNAs NASDAQ: ABUS Gotchev, D., et al., AASLD, 2017, Abstract 923 13 www.arbutusbio.com Liu, F., et al., Int HBV Meeting 2018, Sicily

AB-452 and RNA Destabilizer Program

Multiple evaluations underway to support AB-452 and RNA destabilizer program next steps

Completed

- ✓ IND enabling studies and 28 day toxicology
- ✓ AB-452 mechanism of action studies demonstrating AB-452 causes HBV mRNA poly A tail shortening
- ✓ Host protein knock out causes no cellular tox
- ✓ Host gene expression studies indicating that AB-452 has no detectable effect on host cell mRNAs

Ongoing

- *In vitro* target engagement and target-based cell viability evaluations
- Additional, specialized *in vitro* and *in vivo* non-clinical safety assessments
- In depth DMPK evaluations
- 90 day toxicology studies, two species

Multiple small molecule chemotypes under investigation to **maximize program opportunity**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Arbutus HBV Pipeline

			Lead Op	Development	IND Enabling	Phase I: Healthy Subjects	Phase I: HBV Subjects	Phase II
HBV DNA Suppression								
Capsid Inhibitors	AB-506	Development discontinued						
	3rd gen							
HBsAg Reduction								
RNAi	AB-729							
HBV RNA Destabilizers	AB-452							
	2nd Gen							
Immune Reawakening								
PD-L1	1st gen							
cccDNA	1st gen							

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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